UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2000

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-31353	88-0404186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Unit 1, 3071 No. 5 Road Richmond, B.C., Canada	V6X 2T4
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 718-2188

(Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

General

On December 31, 2000, we completed the purchase of the issued and outstanding common stock of Shenzhen Tianzifu Network Technology Ltd, ("Shenzhen Tianzifu"), a Chinese corporation. The sellers were Shenzhen Shengqi Investments Co. Ltd. (90%), Shenzhen Xinhai Industrial and Commercial Developments Co. Ltd. (9.75%) and Guangdong Green Enterprises Co. Ltd. (0.25%). The purchase and sale transaction was completed pursuant to the terms of a Share Transfer Agreement dated December 31 2000, a copy of which is attached to this report on Form 8K as an exhibit.

In accordance with the terms of the Share Transfer Agreement, the purchase price was a total of US $3,000,000.00, of which US $ 2,498,791 or 60% was paid in cash at the time of closing. The balance is due and payable in full on or before June 30, 2001. The cash portion of the purchase price was paid on the Company's behalf by Mr. Xin Chen, who is Chairman of the Board of Directors and is a principal shareholder of the Company.

The purchase price was determined through arms length negotiation with the sellers.

As more fully described below, Shenzhen Tianzifu is engaged in the sales and distribution of health food products and pharmaceuticals in China. Shenzhen Tianzifu conducts its business directly and through its subsidiary, Guangdong HongKang Pharmaceutical Co., Ltd.

Forward Looking Statements

All statements contained in the following description of the business of Shenzhen Tianzifu which are not statements of historical fact are what are known as "forward looking statements," which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of our plans and objectives with respect to the present and future operations of the plant facilities and equipment purchased from Second Pharmacy, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause us to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Such factors and future events include, but are not limited to, the factors and future events which are described below under "Background and Business of Shenzhen Tianzifu."

Background and Business of Shenzhen Tianzifu

Shenzhen Tianzifu was incorporated in China in 1994. Its registered address is 8 South Road, Dong Men, LouHu District, Shenzhen City, GuangDong Province.

Shenzhen Tianzifu Network Technology Ltd. owns and operates a major health food and medicine online sales network through which Chinese products are marketed and sold. The Company's China headquarters and controls all of the Company's current operations in China. It also serves as currently owns one subsidiary directly, which is Guangdong HongKang Pharmaceutical Co., Ltd., and is expected to serve as the headquarters for other subsidiaries of the Company in China.

Currently, Shenzhen Tianzifu operates a Chinese-language health food Web site through which it markets and sells various Chinese health food and pharmaceutical products. Its objective is to continue operation of this web site, to centralize the management of the entire T.Z.F. network in China and to improve its efficiency and economic scale, including that of the manufacturing, sales and marketing functions. It will be responsible for expanding its own distribution network as well as the existing distribution network and channels of all the Company's current subsidiaries in China. It will be responsible for implementing the Company's plan of building 200 chain counters and stores in the top 200 department stores nation wide, 50 licensed drug stores, 60 chain stores and 20 distribution centers in selected locations in China. Once Shenzhen Tianzifu has completed building the sales network platform for Chinese products, it will then seek to attract international suppliers of health food or related health care products that wish to export their products to China. Finally, in the event it is able to build relationships with international suppliers of health food or related health care products, it will seek to use this expanding international network to market Chinese health food products and herbal medicines internationally.

Shenzhen Tianzifu will seek to apply the computer, network and database technology that it has developed and is currently using in-house to consolidate, standardize and specialize its management and distribution systems in order to maximize operating efficiencies. It will attempt to implement a Retailer Management System, an Electronic Ordering System and an Electronic Data Interchange, and using this computerized network, will control the organization of the chain stores the Company plans to open.

Guangdong Hongkang Pharmaceutical Co., Ltd. is a subsidiary of Shenzhen Tianzifu. It was formed in 1995 and is located in Meixian County in Guangdong Province. It has a staff of 60 and is one of only 29 pharmaceutical wholesalers/retailers (out of 990 wholesale enterprises and 3760 retailers) to pass GMP inspection in Guangdong Province. Hongkang Pharmaceutical wholesales and retails chemical pharmaceutical preparations, antibiotic pharmaceutical preparations, Chinese traditional medicine preparations, Chinese traditional medicine tablets and health products throughout Southern China including Guanxi, Fujian and Hunan provinces.

Following our purchase of all the issued and outstanding common stock of Shenzhen Tianzifu, we took control of its business operations. At that time, we appointed Mr. Hongwei Wang as the new registered person in China, but otherwise retained all remaining management employees. It is our intention to use the facilities and employees of Shenzhen Tianzifu to continue and to expand its existing business.

ITEM 7. Financial Statements and Exhibits

a) Financial statements of the business acquired:

i) Independent Accountants' Audit Report

ii) Shenzhen Tianzifu Network Technology Co., Ltd. Balance Sheet

iii) Shenzhen Tianzifu Network Technology Co., Ltd. Statement of Operations

iv) Shenzhen Tianzifu Network Technology Co., Ltd. Statement of Cash Flows

v) Shenzhen Tianzifu Network Technology Co., Ltd. Statement of Stockholders' Equity

vi) Shenzhen Tianzifu Network Technology Co., Ltd. Statements of Retained Earnings`

vii) Shenzhen Tianzifu Network Technology Co., Ltd., Notes to Financial Statements, December 31, 2000

(b) Pro forma financial information:

i) Report on Examination of Pro Forma Financial Information

ii)  Pro Forma Condensed Consolidated Balance Sheets

iii) Unaudited Pro Forma Statement of Operations, January 1, 1999 to December 31, 1999

iv) Unaudited Pro Forma Statement of Operations, January 1, 2000 to September 30, 2000

v) Notes to Unaudited Pro Forma Financial Statements

(c) Exhibits

The following exhibits are incorporated by reference on this Current Report on Form 8K/A:

Exhibit 2.1 - Share Transfer Agreement, dated December 31, 2000, between the Company and Shenzhen Tianzifu Network Technology, Ltd., filed with the Securities and Exchange Commission on March 27, 2001, as an Exhibit to Form 8K.

INDEPENDENT ACCOUNTANTS' AUDIT REPORT

No.09/2001 Sheng Peng Co.

To Shenzhen Tianzifu Network Technology Co., Ltd.

We have audited the accompanying Balance Sheet of Shenzhen Tianzifu Network Technology Co., Ltd. as of December 31, 2000, and the Statements of Operations, Cash Flows of year 2000. These financial statements are the responsibility of the Company's management. We are the responsibility of auditing comments.

We conducted our audit in accordance with standards established by the China Institute of Certified Public Independent Accountants. During an audit of interim financial information, we randomly complied with applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters under the company real circumstances.

Based on our audit, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with China Enterprise Accounting Principles and China Industry Enterprise Accounting Principles.

Shenzhen Pengcheng Certified Public Accountants

Zhang, Guanglu

Shenzhen, China

January 15, 2001

SHENZHEN TIANZIFU NETWORK TECHNOLOGY CO. LTD.
BALANCE SHEET
(In US Dollars)

		December 31,	December 31,
		2000	1999
Assets

Current Assets
Cash and cash equivalents (Note 4 (1))		$416,994	$4,339
Accounts receivable		274,132	94,926
Short-term loans		517,487	--
Advance to TZF International Investments Inc.		23,260	23,260
Short-term investment		1,354,293	--
Inventories, at lower cost or market		12,033	92
	TOTAL CURRENT ASSETS	2,598,199	122,617

Investment in Guangdon Hongkang Medical Company		532,044	--
Fixed Assets, net of accumulated depreciation		78,193	36,275
Intangible Assets, at cost		74,724	24,184
TOTAL ASSETS		$3,283,160	$183,076

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued		$1,342,537	$74,338

Stockholders' Equity
Capital stock (note 20)
Capital, with no specific shares assigned to
capital issued		1,451,028	108,827
Retained Earnings (Deficit)		489,595	(89)
		1,940,623	108,738
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$3,283,160	$183,076

Approved on behalf of the board:
	, Director

	, Director
See Notes to Financial Statements and Independent Accountants' Audit Report

SHENZHEN TIANZIFU NETWORK TECHNOLOGY CO. LTD.
STATEMENT OF OPERATIONS
(In US Dollars)
		For the
		Period from
		Date of
		Inception
		on May 1,
		2000 to
		December 31,
		2000
REVENUE
Sales		$1,347,541
Other income		314,148
		1,661,689
COST OF SALES		984,843
GROSS PROFIT		676,846

OPERATING COSTS
Selling expenses		34,509
Depreciation		3,674
General and administrative expenses		29,560
		67,743
PROFIT BEFORE INCOME TAX		609,103
Income Tax		119,419
NET PROFIT FOR THE PERIOD		$489,684

Basic Profit Per Share	$	*

Diluted Profit Per Share	$	*

Weighted Average Shares Outstanding
Basic		*
Diluted		*

* no specific number of shares are assigned to capital issued.

See Notes to Financial Statements and Independent Accountants' Audit Report

SHENZHEN TIANZIFU NETWORK TECHNOLOGY CO. LTD.
STATEMENT OF CASH FLOWS
(In US Dollars)

	For the	For the
	Period from	Preoperating
	Date of	Period from
	Inception	January 1,
	on May 1,	1999
	2000 to	to
	December 31,	December 31,
	2000	1999

Cash Derived From (Used for)
Operating Activities
Net profit for the period	$489,684	$(89)
Items not requiring use of cash
Depreciation	3,674	--
Changes in non cash working capital items
Accounts receivable	(179,206)	(94,926)
Short-term loans	(517,487)	--
Advance to TZF International Investments Inc.	--	(23,260)
Inventories	(12,033)	--
Prepaid expenses	92	(92)
Short term investment	(1,354,293)	--
Accounts payable and accrued	1,268,199	74,338
	(301,370)	(44,029)

Financing Activities
Capital raised	1,342,201	108,827

Investing Activities
Purchase of fixed assets	(45,592)	(36,275)
Intangible assets	(50,540)	(24,184)
Investment in Guandon HongKang Medical Company	(532,044)	--
	(628,176)	(60,459)

Cash and Cash Equivalents Increase
During Period	412,655	4,339

Cash, Beginning of Period	4,339	--

Cash and Cash Equivalents, End of Period	$416,994	$4,339

See Notes to Financial Statements and Independent Accountants' Audit Report

SHENZHEN TIANZIFU NETWORK TECHNOLOGY CO., LTD.

STATEMENT OF STOCKHOLDERS' EQUITY

(IN US DOLLARS)

			Total
	Number of		Capital	Retained	Stockholders'
	Shares	Par Value	Stock	Earnings	Equity

Capital Stock
Initial capital	*	$108,827	$108,827	$--	$108,827

Preoperating costs for
period January 1, 1999
to December 31, 1999		--	--	(89)	(89)
Balance, December 31, 1999		108,827	108,827	(89)	108,738

Capital raised during period
from January 1, 2000
to December 31, 2000		1,342,201	1,342,201	--	1,342,201

Net profit for period from
date of inception on May 1,
2000 to December 31, 2000		--	--	489,684	489,684

Stockholders' Equity
December 31, 2000		$1,451,028	$1,451,028	$489,595	$1,940,623

*	no specific number of shares are assigned to capital raised.

SHENZHEN TIANZIFU NETWORK TECHNOLOGY CO. LTD.
STATEMENTS OF RETAINED EARNINGS
(IN US DOLLARS)

	For the	For the
	Period from	Preoperating
	Date of	Period from
	Inception	January 1,
	on May 1,	1999
	2000 to	to
	December 31,	December 31,
	2000	1999

Balance, Beginning of Period (Deficit)	$(89)	$--

Preoperating Costs Incurred	--	(89)

Net Profit for the Period from May 1, 2000
to December 31, 2000	489,684	--

Balance, End of Period	$489,595	$(89)

See Notes to Financial Statements and Independent Accountants' Audit Report.

Shenzhen Tianzifu Network Technology Co., Ltd.

Notes to Financial Statements

December 31, 2000

(In U.S. Dollars)

(Audited)

Note 1. ORGANIZATION AND NATURE OF BUSINESS

The Company's former name was Shenzhen Xinhai Trading Corporation. It was incorporated on December 27, 1994 and registration number of business license was SHEN SHI NO 1752. Registered capital is $1,451,028. Major business includes trading business in China, material supply, computer network development and information consulting.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Accounting

"Foreign Investment Enterprise Accounting Principle" applied to this Company in China.

Period of Accounting

Fiscal year end is December 31.

Book-keeping and price calculation principle

Accounting depends on the right and response principle and calculation by historic cost.

Method of local currency

These financial have been converted from local Chinese currency to the United States dollar.

Inventory calculation

Inventory divided by row material, producing products, finished products and low cost breakage products. All inventory calculated at real cost of receiving and average accumulation of sale. Low cost breakage inventory calculated by demorzation.

Fixed assets and depreciation

Fixed assets are recorded at cost at time of purchase. Depreciation is calculated as follows over the estimated useful life.

Straight-Line Basis Annual Depreciation Rate
Building	4.75%
Mechanical and electrical devices	19%
Shipping Devices	19%
Other Devices	19%

Fixed assets at cost and accumulated depreciation at December 31, 2000, are as follows:

	Cost	Accumulated Depreciation	Net Book Value
Buildings	$ 36,276	$ 2,914	$ 33,362
Electronical Devices	45,591	760	44,831
	$ 81,867	$ 3,674	$ 78,193

Income Recognition

The Company recognizes income when the company transfers the risk and return of product ownership and delivers to purchasers.

Method and range of consolidated financial statement

Financial statement is made by China Financing Bureau principle.

Note 3. TAXES

Name of Tax	Method of tax	Tax rate
Value increased tax	sales revenue	4%
Sales tax	sales income	5%
City maintenance fee	flow tax	1%
Education additional fee	flow tax	3%
Income tax	income tax	15%

Note 4. CASH AND CASH EQUIVALENTS

December 31,

2000

Cash at bank $ 9,155

Term deposit 407,839

Total $ 416,994

REPORT ON EXAMINATION OF PRO FORMA FINANCIAL INFORMATION

To the Directors of T.Z.F. International Investments, Inc.

We have examined the pro forma adjustments reflecting the transaction described in Note 1 and the application of adjustments to the historical amounts in the accompanying pro forma condensed balance sheet of T.Z.F. International Investments, Inc. as of December 31, 2000, and the pro forma condensed statement of income for the year then ended. The historical condensed financial statements are derived from the historical financial statements of T.Z.F. International Investments, Inc., which were audited by us, and of ShenZhen Tianzifu Network Technology Ltd., which were reviewed by other accountants, appearing elsewhere herein. Such pro forma adjustments are based upon management's adjustments described in Note 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the abovementioned transaction described in Note 1, the related pro forma adjustments give appropriate effect to those adjustments, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of December 31, 2000, and the pro forma condensed statement of income for the year then ended.

Moen and Company

Chartered Accountants

February 28, 2001

Vancouver, Canada

T.Z.F. International Investments, Inc.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

Pro Forma Condensed Consolidated Balance Sheets

December 31, 2000 (In US Dollars)

ASSETS	TZF Dec. 31, 2000 (consolidated, excluding TZF Jiangsu and Shenzhen TZF Net)	Shen Zhen TZF Net Dec. 31, 2000 (1)	Shen Zhen TZF Net Adjustments	Pro Forma Consolidated Dec. 31, 2000
Current Assets
Cash and cash equivalents	$246,261	$416,994		$$663,255
Accounts receivable	1,956,489	791,619		$2,748,108
Advance to TZF Net		23,260		23,260
Prepaid expenses and deposits	11,424	-		11,424
Subscriptions receivable	406,434	-		406,434
Short-term investment - secured	-	1,354,293		1,354,293
Inventories, at lower cost or market	371,149	12,033		383,182
TOTAL CURRENT ASSETS	2,991,757	2,598,199		5,589,956
Investment in Acquisitions	4,877,092	-	(3,090,501)	1,786,591
Investment in Guangdon Hongkang Medical Company	-	532,044		532,044
Fixed Assets	1,852,424	78,193		1,930,617
Intangible Assets	4,066,186	74,724		4,140,910
Goodwill, at cost	147,177	-	1,059,377	1,206,554
TOTAL ASSETS	$13,934,636	$3,283,160	$(2,031,124)	$15,186,672
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Bank loans - secured	483,676	-		483,676
Accounts payable and accrued	268,559	1,342,537	(609,091)	1,002,005

Payable on acquisition of Shen Zhen Tianzifu Network Technology, Ltd.			518,590	518,590
Management fees payable	150,004	-		150,004
Due to related parties, unsecured, non-interest bearing, with no specific terms of repayment	515,053	-		515,053
TOTAL CURRENT LIABILITIES	1,417,292	1,342,537	(90,501)	2,669,328
Deferred liabilities - pension	212,562	-		212,562
TOTAL LIABILITIES	1,629,854	1,342,537	(90,051)	2,881,890
Stockholders' equity
Capital stock authorized: 100,000,000 common shares at $0.0001 par value; issued: 35,897,309 common shares (1999 - 1,600,000 shares) - par value	3,590	1,451,028	(1,451,028)	3,590
Paid in capital in excess of par value of stock	11,892,840	-		11,892,840
Retained earnings (deficit) accumulated during the development stage	403,969	489,595	(489,595)	403,969
Cumulative translation	4,383			4,383
	12,304,782	1,940,623	(1,940,623)	12,304,782
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,934,636	$3,283,160	$(2,031,124)	$15,186,672

See Notes to Pro Forma Financial Statements

T.Z.F. International Investments, Inc.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

Unaudited Pro Forma Statement of Operations

(Relating to Acquisition of ShenZhen TZF Net) (In US Dollars)

	TZF - for the period Jan. 1, 1999 to Dec. 31, 1999	ShenZhen TZF Net- for the period Jan. 1, 1999 to Dec. 31, 1999	Pro Forma - for the period Jan. 1, 1999 to Dec. 31, 1999
REVENUE
Sales	$ -	$ -	$ -
Interest income	956	-	956
	956	-	956
Operating costs
General and administrative expenses	8,471	-	8,471
Net profit (loss)	$(7,515)	$ -	$(7,515)
Net profit per share			$0.00
Weighted average shares outstanding			6,000,000

Note: date of inception of business of ShenZhen TZF Net was May 1, 2000.

See Notes to Pro Forma Financial Statements.

T.Z.F. International Investments, Inc.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

Unaudited Pro Forma Statement of Operations

(Relating to Acquisition of Shen Zhen TZF Net) (In US Dollars)

	TZF - for the period Jan. 1, 2000 to Sep. 30, 1999	ShenZhen TZF Net- for the period Jan. 1, 2000 to Dec. 31, 2000	Pro Forma - for the period Jan. 1, 2000 to Dec. 31, 2000
REVENUE
Sales	$1,868,276	$1,347,541	$3,215,817
Other income	227,464	314,148	541,612
	2,095,740	1,661,689	3,757,429
Cost of Sales	887,649	984,843	1,872,492
Gross Profit	1,208,091	676,846	1,884,937
Operating costs
Selling expenses		34,509	34,509
General and administrative expenses	543,092	33,234	576,326
Stock based compensation	252,400		252,400
	795,492	67,743	863,235
Profit (loss), before income tax	412,599	609,103	1,021,702
Income tax		119,419	119,419
Net Profit (loss)	$412,599	$489,684	$902,283
Net Profit per share			$0.05
Weighted average shares outstanding			17,717,212

See Notes to Pro Forma Financial Statements

T.Z.F. International Investments, Inc.

(Formerly Sabai Sabai Enterprises Corp.)

(A Nevada Corporation)

(A Development Stage Company)

Notes to Unaudited Pro Forma Financial Statements

Note 1. Business Transaction - ShenZhen TZF Net

By a Share Transfer Agreement dated December 31, 2000, the Company completed the purchase of Shenzhen Tianzifu Network Technology, Ltd. ("Shenzhen TZF Net") (formerly Shenzhen Zinhaihu Industry Trading & Development Co., Ltd.), a Chinese corporation, and including its subsidiary, Meixian County Hengkang Pharmaceutical Company. The purchase price is $3,000,000 of which $2,481,410 was paid. The balance of $518,590 is recorded as payable on acquisition as a current liability in these financial statements.

The major businesses of Shenzhen TZF Net are pharmaceutical businesses in China, materials supply, computer network software and hardware development and business information consultant or organization.

Shenzhen TZF Net owns and operates a major health food and medicine online sales network through which Chinese products are marketed and sold in China. It also serves as T.Z.F.'s China headquarters, as it owns one subsidiary directly, which is Meixian County Hengkang Pharmaceutical Company, and will control the operations of all current and future T.Z.F. subsidiaries in China.

Assets and liabilities of Shenzhen TZF Net at December 31, 2000, were as follows:

ASSETS
Cash and cash equivalents	$416,994
Accounts receivable, trade	274,132
Short-term loans	517,487
Inventories	1,354,293
Prepaid expenses	12,033
Fixed assets, net of amortization	23,260
Investment in subsidiary,	78,193
Meixian Hengkang Pharmaceutical Company	532,044
Deferred website development costs	74,724
3,283,160

Liabilities
Accounts payable, trade	6,829
Accounts payable, others	1,183,904
Taxes payable	151,804
1,342,537
Net assets	1,940,623
Goodwill on acquisition	1,059,377
Total payments required on acquisition	3,000,000
Amounts paid by December 31, 2000	2,481,410
Amounts unpaid at December 31, 2000, recorded as a current liability in these financial statements	$518,590

Note 2. Accounting Adjustments to Pro Forma Balance Sheets

Descriptions to accounting adjustments are as follows:

1. Acquisition of Shen Zhen TZF Net for cash of $2,481,140 and balance of $518,590 carried as a current obligation.

2. Elimination on consolidation and recording of goodwill on purchase.

Note 3. Accounting Purchase Method

The abovementioned acquisitions will be accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values and the results of operations of ShenZhen Tianzifu Network Technology, Ltd. are included in the Company's consolidated financial statements from the date of acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T.Z.F. INTERNATIONAL INVESTMENTS, INC.

By:/S/ CHUNG YU

Chung Yu, President, Chief Executive Officer, and a Director

By: /S/ XIN CHEN

Xin Chen, Chairman of the Board

By: /S/ HONG LI

Hong Li, a Director

By: /S/ ROBERT S. HALLAM

Robert S. Hallam, a Director

By: /S/ CHUN SHENG GUO

Chun Sheng Guo, a Director

By: /S/ QING LIU

Qing Liu, Vice President and a Director

Date: June 18, 2001